Exhibit 99.2

MTech Acquisition Corp. Announces Closing of Over-Allotment Option in connection with its Initial Public Offering

NEW YORK, NY, February 8, 2018 / MTech Acquisition Corp. (Nasdaq: MTECU) (“MTech” or the “Company”), a company formed for the purpose of entering into a merger, share exchange, asset acquisition or other similar business combination with one or more business entities, announced today that the underwriters of its initial public offering have exercised their over-allotment option in full to purchase 750,000 units and that the closing of the sale of such units has taken place. The option units were sold at an offering price of $10.00 per unit, generating additional gross proceeds of $7,500,000 to the Company and bringing total gross proceeds of the initial public offering to $57,500,000. In connection with the over-allotment option exercise, MTech Sponsor LLC, the Company’s sponsor, purchased additional units through a private placement. Each unit issued in the over-allotment consists of one share of Class A common stock and one warrant, each warrant to purchase one share of Class A common stock at a price of $11.50 per share.

EarlyBirdCapital, Inc. acted as sole book-running manager.

Of the proceeds received from the consummation of the over-allotment option and the simultaneous private placement of units, $57,500,000 (or $10.00 per unit sold in the public offering) was placed in trust.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A registration statement relating to these securities was declared effective by the Securities and Exchange Commission on January 29, 2018. This offering was made only by means of a prospectus. Copies of the prospectus relating to this offering may be obtained by contacting EarlyBirdCapital, Inc., 366 Madison Avenue, 8th Floor, New York, New York 10017. Copies of the registration statement can be accessed through the SEC’s website at www.sec.gov.

About MTech

MTech Acquisition Corp. is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although the Company intends to focus its search on companies ancillary to the cannabis industry, with a particular sector focus that includes compliance, business intelligence, brand development and media.

MTech is led by Executive Chairman Steven Van Dyke and Chief Executive Officer Scott Sozio.

Forward-Looking Statements

This press release includes “forward-looking statements” that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect MTech management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward looking statements, please refer to the Risk Factors section of MTech’s final prospectus for its offering filed with the Securities and Exchange Commission. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise.

Contact:

Tahira Rehmatullah

Chief Financial Officer

MTech Acquisition Corp.

tahira@mtechacquisitioncorp.com